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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                        PACIFICHEALTH LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)



Delaware                  000-23495                           22-3367588
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(State of other           (Commission                        (IRS Employer
jurisdiction of           File Number)                       Identification
incorporation)                                               Number)


100 Matawan Road, Suite 420 Matawan, NJ                              07747-3913
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900
                                                           --------------


          1480 Route 9 North - Suite 204, Woodbridge, New Jersey 07095
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         (Former name or former address, if changed since last report.)


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Item 7.     Financial Statements and Exhibits.
       (a)  Not applicable.
       (b)  Not applicable.
       (c)  Exhibits

    Exhibit No.                Description
    -----------                -----------

      99.1            Press release dated July 25, 2003.


Item 12.    Results of Operations and Financial Condition.

         On July 25, 2003, PacificHealth Laboratories, Inc. issued a press release announcing certain financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in the attached exhibit and contained in Item 12 of this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PACIFICHEALTH LABORATORIES, INC.

Dated: July 25, 2003                       By:      /s/ Stephen P. Kuchen
                                               ---------------------------------
                                                    Stephen P. Kuchen
                                                    Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                               Description
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99.1                             Press release dated July 25, 2003